SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                 Date of Report:  April 15, 1998



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303        31-0345740
(State or other jurisdiction   (Commission File  (IRS Employer
of incorporation)                 Number)         Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000


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Item 5.   Other Events
-------   ------------
          On April 15, 1998, the Company released its earnings for the first quarter 1998 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for First
               Quarter 1998

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                            SIGNATURE
                          -----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              THE KROGER CO.


April 15, 1998                By(Paul W. Heldman)
                                 Paul W. Heldman
                                 Senior Vice President,
                                   Secretary and General
                                   Counsel

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                          EXHIBIT INDEX
                         -------------

Exhibit
-------

99.1      Other Exhibits--Earnings Release for First Quarter
          1998

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